United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

     CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-1415

                  ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.


               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

     Registrant's telephone number, including area code: (800) 221-5672


                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.




[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


AllianceBernstein Global Small Cap Fund
Global Small Cap

Annual Report--July 31, 2004

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


September 20, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Small Cap Fund (the "Fund") for the annual reporting period ended July 31, 2004.

Investment Objectives and Policies

This open-end fund seeks long-term growth of capital. It invests principally in a global portfolio of equity securities issued by selected companies with relatively small market capitalizations.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended July 31, 2004. We have also included performance for the Lipper Global Small/Mid-Cap Growth Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund's Class A shares modestly underperformed the benchmark, the MSCI World Index, for the six-month period ended July 31, 2004 but they outperformed the benchmark for the 12-month period ended July 31, 2004.

Outperformance during the 12-month period ended July 31, 2004 was driven by very strong stock selection, particularly in the telecommunication services, financials, consumer staples and consumer discretionary sectors. Relative returns also benefited from the Fund's overweighted position in the Asia ex-Japan region. Sector allocations did not have a material impact on the 12-month relative return.

During the six-month period ended July 31, 2004, stock selection was strong and benefited from particularly strong relative performance from the Fund's holdings in the financial services, telecommunication services and consumer staples sectors. An overweighted position in the Asia ex-Japan region also contributed favorably to relative returns during the period. Offsetting these favorable factors was the negative impact of the Fund's overweighted position in the poorly-performing technology sector.

Market Review and Investment Strategy

During the six-month period ended July 31, 2004, global small-capitalization stocks declined. During this timeframe, the MSCI World Index returned -1.18%. Most geographic markets showed a decline during the period; The only exception was Japan which generated a slightly positive return. The technology sector was by far the most disappointing sector during the six-month period, declining more than 12% during the period. The energy sector was the strongest performing sector with a gain of more than 15%.

For the 12-month period ended July 31, 2004, the MSCI World Index gained 18.11% driven by strength in all regions. The Japan and Asia ex-Japan regions were the two strongest performing regions. All sectors generated strong returns with even the weakest sectors, health care and technology, up over 8% during the 12-month reporting period. Consistent with perfor-


AllianceBernstein Global Small Cap Fund o 1


mance during the six-month period, energy stocks led the way during the 12-month period as well with a gain of over 35%.

During the six-month period ended July 31, 2004, the Fund's portfolio management team increased the Fund's exposure to the Americas region. Relatively high exposure to emerging markets continued to be a core element of the Fund's non-U.S. holdings. We positioned the Fund's investment portfolio to reflect the robust nature of economic growth in the Americas and the emerging markets. We increased the Fund's exposure to consumer stocks and decreased exposure to the financials and technology sectors. Concern about valuations within the technology sector and reduced earnings visibility within the financials sector prompted the portfolio shift. At the end of the 12-month reporting period, the Fund held overweighted positions in the consumer, technology and energy sectors and underweighted positions in the financials and health care sectors.


2 o AllianceBernstein Global Small Cap Fund


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 25 countries. For both the six- and 12-month periods ended July 31, 2004, the Lipper Global Small/Mid-Cap Growth Funds Average consisted of 40 funds. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Fund invests in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN Global Small Cap Fund o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK               Returns
PERIODS ENDED JULY 31, 2004     6 Months         12 Months
-------------------------------------------------------------------------------
AllianceBernstein
  Global Small Cap Fund
  Class A                       -1.31%              21.70%
  Class B                       -1.53%              20.75%
  Class C                       -1.66%              20.88%
  Advisor Class                 -1.05%              22.16%

MSCI World Index                -1.18%              18.11%

Lipper Global Small/
  Mid-Cap Growth Funds
  Average                       -3.65%              21.58%



GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/94 TO 7/31/04

Lipper Global Small/Mid-Cap Growth Funds Average: $21,513

MSCI World Index: $19,699

AllianceBernstein Global Small Cap Fund Class A: $15,136


[THE FOLLOWING TABLE WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED
MATERIAL]


                    AllianceBernstein                             Lipper
                      Global Small                              Global Small/
                       Cap Fund             MSCI World         Mid-Cap Growth
                        Class A               Index             Funds Average
-------------------------------------------------------------------------------

     7/31/94            $ 9,575              $10,000              $10,000
     7/31/95             11,166               11,461               11,989
     7/31/96             13,139               12,529               13,206
     7/31/97             16,589               16,684               15,854
     7/31/98             17,002               18,704               16,898
     7/31/99             18,278               21,680               19,136
     7/31/00             24,093               23,781               28,409
     7/31/01             15,937               19,315               20,037
     7/31/02             11,470               15,257               15,525
     7/31/03             12,437               16,679               17,695
     7/31/04             15,136               19,699               21,513


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Small Cap Fund Class A shares (from 7/31/94 to 7/31/04) as compared to the performance of an appropriate index and Lipper Average.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN Global Small Cap Fund


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2004
-------------------------------------------------------------------------------
                                 NAV Returns        SEC Returns
Class A Shares
1 Year                             21.70%              16.57%
5 Years                            -3.70%              -4.54%
10 Years                            4.68%               4.23%

Class B Shares
1 Year                             20.75%              16.75%
5 Years                            -4.46%              -4.46%
10 Years(a)                         4.05%               4.05%

Class C Shares
1 Year                             20.88%              19.88%
5 Years                            -4.45%              -4.45%
10 Years                            3.90%               3.90%

Advisor Class Shares
1 Year                             22.16%
5 Years                            -3.43%
Since Inception*                    1.08%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                 29.41%
5 Years                                                -3.05%
10 Years                                                4.98%

Class B Shares
1 Year                                                 29.99%
5 Years                                                -2.98%
10 Years(a)                                             4.81%

Class C Shares
1 Year                                                 33.10%
5 Years                                                -2.97%
10 Years                                                4.65%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 10/1/96 for Advisor Class shares.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN Global Small Cap Fund o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning     Ending
                                              Account      Account     Expenses
                                               Value        Value        Paid
                                             February 1,   July 31,     During
                                                2004         2004       Period*
-------------------------------------------------------------------------------
Class A
Actual                                         $1,000     $  986.92      $12.10
Hypothetical (5% return before expenses)       $1,000     $1,012.68      $12.26

Class B
Actual                                         $1,000     $  984.74      $16.04
Hypothetical (5% return before expenses)       $1,000     $1,008.70      $16.23

Class C
Actual                                         $1,000     $  983.43      $15.68
Hypothetical (5% return before expenses)       $1,000     $1,009.05      $15.88

Advisor Class
Actual                                         $1,000     $  989.51      $10.78
Hypothetical (5% return before expenses)       $1,000     $1,014.02      $10.92


* Expenses are equal to the classes' annualized expense ratios of 2.45%, 3.25%, 3.18%, and 2.18%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


6 o ALLIANCEBERNSTEIN Global Small Cap Fund


PORTFOLIO SUMMARY
July 31, 2004

Portfolio Statistics
Net Assets ($mil): $72.3

Sector Breakdown*

27.1%    Consumer Services
17.4%    Technology
10.3%    Finance
10.0%    Health Care
 7.4%    Energy
 6.3%    Capital Goods
 5.0%    Transportation
 4.6%    Multi-Industry Companies
 3.9%    Consumer Manufacturing
 2.5%    Basic Industry
 2.5%    Utilities
 1.5%    Consumer Staples

 1.5%    Short-Term

Country Breakdown*

57.5%    United States
 8.9%    Japan
 4.8%    United Kingdom
 4.5%    Germany
 3.2%    Ireland
 2.5%    France
 2.3%    Sweden
 2.2%    South Africa

14.1%    Other


* All data is as of July 31, 2004. The Fund's sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. "Other" country weightings represent less than 2% weightings in Austria, Brazil, Canada, Finland, Greece, Hong Kong, India, Israel, Netherlands, Norway, Russia, Spain, Switzerland, Taiwan and Thailand.


AllianceBernstein Global Small Cap Fund o 7


TEN LARGEST HOLDINGS
July 31, 2004

                                                                   Percent of
Company                          Country          U.S. $ Value     Net Assets
-------------------------------------------------------------------------------
Expeditors International of
  Washington, Inc.            United States        $ 1,239,147        1.7%
Newfield Exploration Co.      United States          1,234,563        1.7
Grant Prideco, Inc.           United States          1,059,729        1.5
Porsche AG pfd                      Germany          1,047,892        1.5
Dycom Industries, Inc.        United States            991,392        1.4
Werner Enterprises, Inc.      United States            950,163        1.3
Station Casinos, Inc.         United States            946,080        1.3
CDW Corp.                     United States            945,210        1.3
Anglo Irish Bank Corp. Plc          Ireland            927,913        1.3
Scansource, Inc.              United States            884,860        1.2
                                                   $10,226,949       14.2%


8 o AllianceBernstein Global Small Cap Fund


PORTFOLIO OF INVESTMENTS
July 31, 2004


Company                                         Shares        U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-97.5%
United States Investments-55.4%
Consumer Services-19.1%

Advertising-1.2%
Getty Images, Inc.(a)                            15,400      $   841,148
                                                             ------------

Broadcasting & Cable-2.5%
Citadel Broadcasting Co.(a)                      37,350          526,261
Radio One, Inc. Cl.D(a)                          44,400          675,324
XM Satellite Radio Holdings, Inc. Cl.A(a)        22,100          583,219
                                                             ------------
                                                               1,784,804

Cellular Communications-1.0%
Nextel Partners, Inc. Cl.A(a)*                   45,800          736,006
                                                             ------------

Entertainment & Leisure-0.8%
Activision, Inc.(a)                              40,900          599,185
                                                             ------------

Gaming-1.3%
Station Casinos, Inc.                            21,900          946,080
                                                             ------------

Retail-General Merchandise-4.7%
AnnTaylor Stores Corp.(a)                        21,500          577,060
Dick's Sporting Goods, Inc.(a)                   19,700          640,250
MSC Industrial Direct Co., Inc. Cl.A             26,100          816,930
Tuesday Morning Corp.(a)                         15,000          482,400
Williams-Sonoma, Inc.(a)                         27,100          880,479
                                                             ------------
                                                               3,397,119

Miscellaneous-7.6%
CDW Corp.                                        14,700          945,210
Dycom Industries, Inc.(a)                        36,800          991,392
Education Management Corp.(a)                    19,100          530,216
Iron Mountain, Inc.(a)                           25,125          810,784
Manpower, Inc.                                   19,700          857,935
ScanSource, Inc.(a)                              15,100          884,860
The Corporate Executive Board Co.(a)              8,900          504,630
                                                             ------------
                                                                5,525,027
                                                             ------------
                                                               13,829,369

Technology-8.8%
Communication Equipment-0.9%
National Instruments Corp.                       23,350          678,317
                                                             ------------

Computer Hardware/Storage-0.8%
Avocent Corp.(a)                                 18,500          553,890
                                                             ------------

Computer Services-0.9%
Global Payments, Inc.                            14,600          666,490
                                                             ------------

Semi-Conductor Capital Equipment-0.6%
FormFactor, Inc.(a)                              21,600          433,728
                                                             ------------


AllianceBernstein Global Small Cap Fund o 9


Company                                         Shares        U.S. $ Value
-------------------------------------------------------------------------------

Semi-Conductor Components-0.9%
International Rectifier Corp.(a)                 16,500      $   646,800
                                                             ------------

Computer Software-2.5%
Hyperion Solutions Corp.(a)*                     16,700          685,034
Mercury Interactive Corp.(a)                     16,800          614,208
Quest Software, Inc.(a)                          41,000          494,460
                                                             ------------
                                                               1,793,702

Miscellaneous-2.2%
Amphenol Corp. Cl.A(a)                           27,000          848,610
Tektronix, Inc.*                                 24,200          735,680
                                                             ------------
                                                                1,584,290
                                                             ------------
                                                                6,357,217

Health Care-6.5%
Biotechnology-2.0%
Nektar Therapeutics(a)                           21,700          380,618
Protein Design Labs, Inc.(a)                     20,900          338,580
Techne Corp.(a)                                  11,700          465,660
Telik, Inc.(a)                                   14,100          278,616
                                                             ------------
                                                               1,463,474

Drugs-1.4%
Impax Laboratories, Inc.(a)                      30,400          430,160
Martek Biosciences Corp.(a)                      12,500          591,500
                                                             ------------
                                                               1,021,660

Medical Products-1.9%
INAMED Corp.(a)                                   7,187          389,392
Kinetic Concepts, Inc.(a)                        12,900          579,468
Pharmion Corp.(a)*                                8,600          385,968
                                                             ------------
                                                               1,354,828

Medical Services-0.6%
LabOne, Inc.(a)*                                 16,300          481,013
                                                             ------------

Miscellaneous-0.6%
Stericycle, Inc.(a)                               8,400          411,600
                                                             ------------
                                                               4,732,575

Energy-6.5%
Domestic Producers-2.7%
Newfield Exploration Co.(a)                      20,900        1,234,563
Noble Energy, Inc.                               13,200          730,092
                                                             ------------
                                                               1,964,655

Oil Service-2.3%
National-Oilwell, Inc.(a)                        25,300          846,285
Patterson-UTI Energy, Inc.(a)                    43,400          791,182
                                                             ------------
                                                               1,637,467

Pipelines-1.5%
Grant Prideco, Inc.(a)                           56,100        1,059,729
                                                             ------------
                                                               4,661,851


10 o AllianceBernstein Global Small Cap Fund


Company                                         Shares        U.S. $ Value
-------------------------------------------------------------------------------

Finance-4.7%
Banking-Money Center-0.1%
Collegiate Funding Services(a)                    4,500      $    63,135
                                                             ------------

Brokerage & Money Management-2.8%
A.G. Edwards, Inc.                               10,000          325,000
Affiliated Managers Group, Inc.(a)                6,850          314,483
BlackRock, Inc. Cl.A*                             9,400          582,330
Southwest Bancorporation of Texas, Inc.          41,100          836,385
                                                             ------------
                                                               2,058,198

Miscellaneous-1.8%
CapitalSource, Inc.(a)*                          27,400          592,388
Cathay General Bancorp                            3,800          254,638
Investors Financial Services Corp.*               9,400          429,392
                                                             ------------
                                                               1,276,418
                                                             ------------
                                                               3,397,751

Capital Goods-3.9%
Electrical Equipment-1.7%
L-3 Communications Holdings, Inc.                14,000          856,100
United Defense Industries, Inc.(a)               10,700          370,755
                                                             ------------
                                                               1,226,855

Machinery-1.0%
Bucyrus International, Inc. Cl.A(a)               6,900          165,600
Cummins, Inc.                                     3,700          256,891
Navistar International Corp.(a)                   8,500          305,575
                                                             ------------
                                                                 728,066

Miscellaneous-1.2%
IDEX Corp.                                       27,200          872,848
                                                             ------------
                                                               2,827,769

Transportation-3.9%
Air Freight-1.7%
Expeditors International of Washington, Inc.     26,700        1,239,147
                                                             ------------

Trucking-1.3%
Werner Enterprises, Inc.                         47,675          950,163
                                                             ------------

Miscellaneous-0.9%
BorgWarner, Inc.                                 13,300          627,627
                                                             ------------
                                                               2,816,937

Basic Industry-1.5%
Chemicals-0.6%
Georgia Gulf Corp.                               11,600          412,380
                                                             ------------

Mining & Metals-0.9%
Allegheny Technologies, Inc.                     19,530          391,577
Steel Dynamics, Inc.                              8,300          271,825
                                                             ------------
                                                                 663,402
                                                             ------------
                                                               1,075,782


AllianceBernstein Global Small Cap Fund o 11




Company                                         Shares        U.S. $ Value
-------------------------------------------------------------------------------

Consumer Staples-0.5%
Household Products-0.5%
Tempur-Pedic International, Inc.(a)              28,000      $   351,960
                                                             ------------

Total United States Investments
  (cost $32,822,180)                                          40,051,211

Foreign Investments-42.1%
Austria-0.9%
Schoeller-Bleckmann Oilfield Equipment AG        36,300          638,056
                                                             ------------

Brazil-0.8%
Tele Celular Sul Participacoes, SA (ADR)(a)*     42,800          554,688
                                                             ------------

Canada-1.5%
Angiotech Pharmaceuticals, Inc.(a)               22,900          403,498
Cognos, Inc.(a)                                  19,500          656,760
                                                             ------------
                                                               1,060,258

Finland-0.9%
TietoEnator Oyj                                  22,820          634,205
                                                             ------------

France-2.5%
Business Objects, SA(a)*                         17,500          375,819
Societe Television Francaise 1(a)                21,650          617,056
Veolia Environnement                             29,230          779,292
                                                             ------------
                                                               1,772,167

Germany-4.5%
Altana AG(a)                                     12,741          689,791
Eurocastle Investment, Ltd.(a)                   45,000          767,698
Fraport AG                                       24,329          739,073
Porsche AG pfd                                    1,620        1,047,892
                                                             ------------
                                                               3,244,454

Greece-1.2%
Greek Organization of Football Prognostics       43,240          837,555
                                                             ------------

Hong Kong-1.0%
China Resources Enterprise, Ltd.                302,000          371,702
SINA Corp.(a)                                    11,900          337,365
                                                             ------------
                                                                 709,067

India-0.5%
Cadila Healthcare, Ltd.                          33,400          336,233
                                                             ------------

Ireland-3.2%
Anglo Irish Bank Corp. Plc                       58,607          927,913
CRH Plc                                          35,008          789,715
Paddy Power Plc                                  50,000          598,542
                                                             ------------
                                                               2,316,170


12 o AllianceBernstein Global Small Cap Fund




Company                                         Shares        U.S. $ Value
-------------------------------------------------------------------------------

Israel-1.8%
Bank Hapoalim, Ltd.                             249,800      $   681,071
Lipman Electronic Engineering, Ltd.(a)*          26,200          628,800
                                                             ------------
                                                               1,309,871

Japan-8.7%
Advantest Corp.                                   5,100          298,559
Bandai Co., Ltd.                                 12,900          314,464
Bank of Fukuoka, Ltd.*                          102,000          527,515
Daikin Industries, Ltd.                          14,000          345,050
Daiwa Securities Group, Inc.                     34,000          223,156
Eisai Co., Ltd.                                  17,500          513,805
Fuji Television Network, Inc.                       117          255,273
Hitachi Chemical Co., Ltd.                       29,800          428,103
Hoya Corp.                                        7,200          740,202
JSR Corp.                                        16,400          271,677
Kirin Brewery Co., Ltd.                          27,000          264,243
Kose Corp.                                       12,800          468,902
Nitto Denko Corp.                                 9,100          380,750
Nomura Research Institute, Ltd.                   4,800          448,646
Pioneer Corp.                                    13,300          287,794
Sammy Corp.*                                      6,400          315,475
Takashimaya Co., Ltd.                            25,000          232,548
                                                             ------------
                                                               6,316,162

Netherlands-0.9%
IHC Caland NV                                    14,652          622,262
                                                             ------------

Norway-0.6%
Royal Caribbean Cruises, Ltd.*                   10,600          458,586

Russia-1.2%
AO VimpelCom (ADR)(a)                            10,100          883,245

South Africa-2.2%
ABSA Group, Ltd.                                 52,500          427,961
Edgars Consolidated Stores, Ltd.                 15,200          386,733
Nedcor, Ltd.                                     80,183          764,714
                                                             ------------
                                                               1,579,408

Spain-0.2%
Gestevision Telecinco, SA(a)                     10,292          162,580
                                                             ------------

Sweden-2.3%
Nobel Biocare AB                                  6,105          835,255
Oriflame Cosmetics, SA(a)                        25,000          830,673
                                                             ------------
                                                               1,665,928

Switzerland-0.9%
Geberit AG                                          980          658,901
                                                             ------------


AllianceBernstein Global Small Cap Fund o 13


                                               Shares or
                                               Principal
                                                Amount
Company                                         Shares        U.S. $ Value
-------------------------------------------------------------------------------

Taiwan-1.1%
AU Optronics Corp.                              249,900      $   291,145
MediaTek, Inc.                                   89,753          517,552
                                                             ------------
                                                                 808,697

Thailand-0.5%
Siam Commercial Bank Public Co., Ltd.*          365,300          397,834
                                                             ------------

United Kingdom-4.7%
easyJet Plc(a)                                  123,000          331,158
Eircom Group Plc(a)                             175,191          301,404
National Grid Transco Plc                        86,848          687,650
NDS Group Plc (ADR)(a)                           15,100          342,015
The Sage Group Plc                              101,000          317,401
Wetherspoon (J.D.) Plc                          101,742          465,486
Wolfson Microelectronics Plc(a)                 101,114          386,278
WPP Group Plc                                    62,647          579,509
                                                             ------------
                                                               3,410,901

Total Foreign Investments
  (cost $26,272,496)                                          30,377,228
                                                             ------------

Total Common & Preferred Stocks
  (cost $59,094,676)                                          70,428,439
                                                             ------------

SHORT-TERM INVESTMENT-1.4%
Time Deposit-1.4%
State Street Euro Dollar
  0.65%, 8/02/04
  (cost $1,039,000)                          $    1,039        1,039,000
                                                             ------------

Total Investments Before Security Lending
  Collateral-98.9%
  (cost $60,133,676)                                          71,467,439
                                                             ------------

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED**-7.9%
Short Term Investment-7.9%
UBS Private Money Market Fund, LLC, 1.27%
  (cost $5,693,140)                           5,693,140        5,693,140
                                                             ------------

Total Investments-106.8%
  (cost $65,826,816)                                          77,160,579
Other assets less liabilities-(6.8%)                         (4,897,637)
                                                             ------------
Net Assets-100.0%                                            $72,262,942


*    Represents entire or partial securities out on loan.

**   See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


14 o AllianceBernstein Global Small Cap Fund


STATEMENT OF ASSETS & LIABILITIES
July 31, 2004


Assets
Investments in securities, at value
  (cost $65,826,816--including investment of
  cash collateral for securities loaned of $5,693,140)         $ 77,160,579(a)
Cash                                                                    935
Foreign cash, at value (cost $698,720)                              689,682
Receivable for investment securities sold                           913,362
Receivable for capital stock sold                                   169,743
Dividends and interest receivable                                    52,580
Total assets                                                     78,986,881

Liabilities
Payable for collateral on securities loaned                       5,693,140
Payable for investment securities purchased                         542,816
Payable for capital stock redeemed                                  220,487
Management fee payable                                               47,272
Transfer Agent fee payable                                           31,997
Distribution fee payable                                             31,926
Accrued expenses and other liabilities                              156,301
Total liabilities                                                 6,723,939
Net Assets                                                     $ 72,262,942

Composition of Net Assets
Capital stock, at par                                               $91,392
Additional paid-in capital                                      124,547,340
Accumulated net investment loss                                      (3,909)
Accumulated net realized loss on investment
  and foreign currency transactions                             (63,696,817)
Net unrealized appreciation of investments
  and foreign currency denominated assets
  and liabilities                                                11,324,936
                                                               $ 72,262,942

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($50,584,446 / 6,093,922 shares of capital stock
  issued and outstanding)                                             $8.30
Sales charge--4.25% of public offering price                            .37
Maximum offering price                                                $8.67

Class B Shares
Net asset value and offering price per share
  ($16,149,903 / 2,275,330 shares of capital
  stock issued and outstanding)                                       $7.10

Class C Shares
Net asset value and offering price per share
  ($5,255,584 / 737,738 shares of capital stock
  issued and outstanding)                                             $7.12

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($273,009 / 32,170 shares of capital stock
  issued and outstanding)                                             $8.49


(a)  Includes securities on loan with a value of $5,462,983 (see Note E).

     See notes to financial statements.


AllianceBernstein Global Small Cap Fund o 15


STATEMENT OF OPERATIONS
Year Ended July 31, 2004

Investment Income
Dividends (net of foreign taxes
  withheld of $67,937)                         $665,677
Interest                                         13,566             $ 679,243

Expenses
Advisory fee                                    756,093
Distribution fee--Class A                       155,510
Distribution fee--Class B                       183,018
Distribution fee--Class C                        51,053
Transfer agency                                 665,962
Custodian                                       271,337
Audit and legal                                 146,470
Administrative                                  104,500
Printing                                         87,584
Registration fees                                53,162
Directors' fees                                  20,950
Miscellaneous                                     6,993
Total expenses                                2,502,632
Less: expenses waived
  by the Adviser and the Transfer Agent
  (see Note B)                                 (305,679)
Less: expense offset arrangement
  (see Note B)                                      (60)
Net expenses                                                        2,196,893
Net investment loss                                                (1,517,650)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions (net of foreign
  taxes withheld of $358,208)                                      12,254,752
  Foreign currency transactions                                       (14,502)
Net change in unrealized
  appreciation/depreciation of:
  Investments.                                                      3,712,660
  Foreign currency denominated assets
    and liabilities.                                                   (5,521)
Net gain on investment and foreign
  currency transactions.                                           15,947,389

Net Increase in Net Assets
  from Operations                                                 $14,429,739


See notes to financial statements.


16 o AllianceBernstein Global Small Cap Fund


STATEMENT OF CHANGES IN NET ASSETS

                                             Year Ended          Year Ended
                                              July 31,            July 31,
                                                2004                 2003
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss                         $(1,517,650)          $(1,485,609)
Net realized gain (loss  on investment
  and foreign currency
  transactions                               12,240,250           (19,810,979)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities          3,707,139            25,860,619
Net increase in net assets
  from operations                            14,429,739             4,564,031

Capital Stock Transactions
Net decrease                                (10,719,168)           (7,833,073)
Total increase (decrease)                     3,710,571            (3,269,042)

Net Assets
Beginning of period                          68,552,371            71,821,413
End of period (including accumulated net
  investment loss of $3,909 and
  $86,212, respectively)                    $72,262,942           $68,552,371


See notes to financial statements.


AllianceBernstein Global Small Cap Fund o 17


NOTES TO FINANCIAL STATEMENTS
July 31, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional infomation about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair


18 o AllianceBernstein Global Small Cap Fund


value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau of other comparable sources; U.S Goverment securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not reaily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


AllianceBernstein Global Small Cap Fund o 19


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fees and Other Transactions with Affiliates

Under the terms of an investment management agreement, the Fund pays the Adviser a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.


20 o AllianceBernstein Global Small Cap Fund


Effective January 1, 2004, the Adviser began waiving a portion of its management fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion, of the average daily net assets of the Fund. Through July 31, 2004, such waiver amounted to $111,935. The waiver was made in contemplation of the final agreement with the Office of the New York Attorney General (NYAG) described in "Legal Proceeding" below.

For the year ended July 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $1,125.

Pursuant to the management agreement, the Fund paid $104,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the fund. Such compensation amounted to $331,955 for the year ended July 31, 2004. During the period, AGIS agreed to waive a portion of its fees for such services. Such waiver amounted to $192,619.

For the year ended July 31, 2004, the Fund's expenses were reduced by $60 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,758 from the sales of Class A shares and received $2,064, $23,811 and $1,858 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

Brokerage commissions paid on investment transactions for the year ended July 31, 2004, amounted to $251,534, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable


AllianceBernstein Global Small Cap Fund o 21


to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,865,512 and $1,228,920 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004 were as follows:

                                             Purchases               Sales
-------------------------------------------------------------------------------

Investment securities (excluding
    U.S. government securities)             $68,778,259           $81,122,866
U.S. government securities                           -0-                   -0-

The cost of investments for federal income tax purposes, gross unrealized appreication and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $66,028,356
Gross unrealized appreciation                                     $14,038,521
Gross unrealized depreciation                                      (2,906,298)
Net unrealized appreciation                                       $11,132,223

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


22 o AllianceBernstein Global Small Cap Fund


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2004, the Fund had loaned securities with a value of $5,462,983 and received cash collateral which was invested in a money market fund valued at $5,693,140 as included in the accompanying portfolio of investments. For the year ended July 31, 2004, the Fund earned fee income of $11,426 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class


AllianceBernstein Global Small Cap Fund o 23


shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                       July 31,       July 31,      July 31,        July 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              520,106     3,307,119     $ 4,236,158     $19,319,389
Shares converted
  from Class B           145,627       113,721       1,199,436         672,557
Shares redeemed       (1,460,059)   (4,062,411)    (11,873,058)    (23,814,319)
Net decrease            (794,326)     (641,571)    $(6,437,464)    $(3,822,373)

Class B
Shares sold              359,804       376,426     $ 2,473,478     $ 1,950,858
Shares converted
  to Class A            (169,771)     (130,479)     (1,199,436)       (672,557)
Shares redeemed         (789,724)   (1,005,043)     (5,519,690)     (5,113,312)
Net decrease            (599,691)     (759,096)    $(4,245,648)    $(3,835,011)

Class C
Shares sold              412,131       623,643     $ 2,862,469     $ 3,253,675
Shares redeemed         (435,367)     (664,650)     (2,932,141)     (3,410,901)
Net decrease             (23,236)      (41,007)    $   (69,672)    $  (157,226)

Advisor Class
Shares sold               86,893       142,853     $   744,695     $   866,210
Shares redeemed          (83,583)     (145,926)       (711,079)       (884,673)
Net increase
  (decrease)               3,310        (3,073)    $    33,616     $   (18,463)

NOTE G
Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


24 o AllianceBernstein Global Small Cap Fund


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2004.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(63,499,186)(a)
Unrealized appreciation/(depreciation)                           11,132,434(b)
Total accumulated earnings/(deficit)                           $(52,366,752)


(a) On July 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $63,495,277, of which $32,251,462 expires in the year 2010 and $31,243,815 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $1,870,254. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2004, the Fund deferred to August 1, 2004 post October currency losses of $3,909.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net investment loss and the tax treatment of foreign currency gains and losses, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the


AllianceBernstein Global Small Cap Fund o 25


practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the


26 o AllianceBernstein Global Small Cap Fund


AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United


AllianceBernstein Global Small Cap Fund o 27


States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.


28 o AllianceBernstein Global Small Cap Fund


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                       Class A
                                            -----------------------------------------------------------------
                                                                 Year Ended July 31,
                                            -----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $6.82        $6.29        $8.74       $15.13       $11.66

Income From Investment
  Operations
Net investment loss(a)                          (.14)(b)     (.12)        (.15)        (.15)        (.16)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.62          .65        (2.30)       (4.51)        3.83
Net increase (decrease) in
  net asset value from
  operations                                    1.48          .53        (2.45)       (4.66)        3.67

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                    -0-          -0-          -0-          -0-        (.20)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-       (1.73)          -0-
Total distributions                               -0-          -0-          -0-       (1.73)        (.20)
Net asset value, end of period                 $8.30        $6.82        $6.29        $8.74       $15.13

Total Return
Total investment return based
  on net asset value(c)                        21.70%        8.43%      (28.03)%     (33.85)%      31.81%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $50,584      $46,972      $47,367      $74,639     $120,687
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.66%        3.33%        2.62%        2.14%(d)     2.02%(d)
  Expenses, before waivers/
    reimbursements                              3.06%        3.33%        2.62%        2.14%(d)     2.02%(d)
  Net investment loss                          (1.76)%(b)   (2.09)%      (1.99)%      (1.33)%      (1.07)%
Portfolio turnover rate                           93%         105%          84%         121%         133%


See footnote summary on page 33.


AllianceBernstein Global Small Cap Fund o 29


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                        Class B
                                            -----------------------------------------------------------------
                                                                   Year Ended July 31,
                                            -----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.88        $5.46        $7.65       $13.59       $10.57

Income From Investment
  Operations
Net investment loss(a)                          (.18)(b)     (.15)        (.19)        (.21)        (.24)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.40          .57        (2.00)       (4.00)        3.46
Net increase (decrease) in
  net asset value from
  operations                                    1.22          .42        (2.19)       (4.21)        3.22

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                    -0-          -0-          -0-          -0-        (.20)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-       (1.73)          -0-
Total distributions                               -0-          -0-          -0-       (1.73)        (.20)
Net asset value, end of period                 $7.10        $5.88        $5.46        $7.65       $13.59

Total Return
Total investment return based
  on net asset value(c)                        20.75%        7.69%      (28.63)%     (34.44)%      30.82%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $16,150      $16,894      $19,858      $35,500      $65,097
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.47%        4.16%        3.42%        2.90%(d)     2.76%(d)
  Expenses, before waivers/
    reimbursement                               3.88%        4.16%        3.42%        2.90%(d)     2.76%(d)
  Net investment loss                          (2.58)%(b)   (2.96)%      (2.80)%      (2.10)%      (1.82)%
Portfolio turnover rate                           93%         105%          84%         121%         133%


See footnote summary on page 33.


30 o AllianceBernstein Global Small Cap Fund


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                       Class C
                                            -----------------------------------------------------------------
                                                                  Year Ended July 31,
                                            -----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.89        $5.48        $7.67       $13.62       $10.59

Income From Investment
  Operations
Net investment loss(a)                          (.17)(b)     (.15)        (.19)        (.21)        (.24)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.40          .56        (2.00)       (4.01)        3.47
Net increase (decrease) in
  net asset value from
  operations                                    1.23          .41        (2.19)       (4.22)        3.23

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                    -0-          -0-          -0-          -0-        (.20)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-       (1.73)          -0-
Total distributions                               -0-          -0-          -0-       (1.73)        (.20)
Net asset value, end of period                 $7.12        $5.89        $5.48        $7.67       $13.62

Total Return
Total investment return based
  on net asset value(c)                        20.88%        7.48%      (28.55)%     (34.43)%      30.86%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $5,256       $4,485       $4,393       $8,609      $19,580
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.39%        4.09%        3.40%        2.89%(d)     2.75%(d)
  Expenses, before waivers/
    reimbursements                              3.80%        4.09%        3.40%        2.89%(d)     2.75%(d)
  Net investment loss                          (2.47)%(b)    2.86%       (2.78)%      (2.12)%      (1.80)%
Portfolio turnover rate                           93%         105%          84%         121%         133%


See footnote summary on page 33.


AllianceBernstein Global Small Cap Fund o 31


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                     Advisor Class
                                            -----------------------------------------------------------------
                                                                  Year Ended July 31,
                                            -----------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $6.95        $6.39        $8.86       $15.28       $11.74

Income From Investment
  Operations
Net investment loss(a)                          (.11)(b)     (.13)        (.13)        (.11)        (.12)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.65          .69        (2.34)       (4.58)        3.86
Net increase (decrease) in net
  asset value from operations                   1.54          .56        (2.47)       (4.69)        3.74

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                    -0-          -0-          -0-          -0-        (.20)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-       (1.73)          -0-
Total distributions                               -0-          -0-          -0-       (1.73)        (.20)
Net asset value, end of period                 $8.49        $6.95        $6.39        $8.86       $15.28

Total Return
Total investment return based
  on net asset value(c)                        22.16%        8.76%      (27.88)%     (33.71)%      32.19%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $273         $201         $204         $797         $707
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.31%        3.02%        2.31%        1.83%(d)     1.69%(d)
  Expenses, before waivers/
    reimbursements                              2.75%        3.02%        2.31%        1.83%(d)     1.69%(d)
  Net investment loss                          (1.35)%(b)   (1.95)%      (1.76)%      (1.03)%       (.76)%
Portfolio turnover rate                           93%         105%          84%         121%         133%


See footnote summary on page 33.


32 o AllianceBernstein Global Small Cap Fund


(a)  Based on average shares outstanding.
(b)  Net of expenses waived/reimbursed by the Adviser and Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                           Year Ended July 31,
                         ----------------------
                          2001            2000
                         ----------------------
Class A                   2.13%          2.01%
Class B                   2.89%          2.75%
Class C                   2.88%          2.74%
Advisor Class             1.82%          1.68%



AllianceBernstein Global Small Cap Fund o 33


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Small Cap Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Small Cap Fund, Inc. at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Ernst & Young LLP

New York, New York
September 10, 2004


34 o AllianceBernstein Global Small Cap Fund


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce K. Aronow(2), Vice President
Edward D. Baker, III(2), Vice President
Thomas J. Bardong, Vice President
Michael Levy(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1)  Member of the Audit Committee.

(2) Messrs. Aronow, Baker and Levy are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


AllianceBernstein Global Small Cap Fund o 35


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                   PORTFOLIOS
                                                                     IN FUND              OTHER
  NAME, ADDRESS,                       PRINCIPAL                     COMPLEX           DIRECTORSHIPS
 AGE OF DIRECTOR                     OCCUPATION(S)                 OVERSEEN BY           HELD BY
(YEARS OF SERVICE*)               DURING PAST 5 YEARS               DIRECTOR             DIRECTOR
---------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, **, 46           Executive Vice President of              68                None
1345 Avenue of the              ACMC since 2001; prior thereto,
Americas                        Chief Executive Officer of Sanford
New York, NY 10105              C. Bernstein & Co., LLC  and its
(Elected November 18,           predecessor since prior to 1999.
2003)

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,          Investment Adviser and                  116                None
#+, 72                          independent consultant. Formerly
2 Sound View Drive              Senior Manager of Barrett
Suite 100                       Associates, Inc., a registered
Greenwich, CT 06830             investment adviser, with which
(12)                            he had been associated since
Chairman of the Board           prior to 1999. Formerly Deputy
                                Comptroller and Chief Investment
                                Officer of the State of New York
                                and, prior thereto, Chief Investment
                                Officer of the New York Bank for
                                Savings.

Ruth Block, #+, 73              Formerly Executive Vice                  96                None
500 S.E. Mizner Blvd.           President and Chief Insurance
Boca Raton, FL 33432            Officer of The Equitable Life
(12)                            Assurance Society of the United
                                States; Chairman and Chief
                                Executive Officer of Evlico, a
                                Director of Avon, BP (oil and gas),
                                Ecolab Incorporated (specialty
                                chemicals), Tandem Financial
                                Group and Donaldson, Lufkin &
                                Jenrette Securities Corporation.
                                Former Governor at Large National
                                Association of Securities Dealers,
                                Inc.

David H. Dievler, #+, 74        Independent Consultant. Until           100                None
P.O. Box 167                    December 1994, Senior Vice
Spring Lake, NJ 07762           President of ACMC responsible
(23)                            for mutual fund administration.
                                Prior to joining ACMC in 1984,
                                Chief Financial Officer of
                                Eberstadt Asset Management since 1968.
                                Prior to that, Senior Manager at
                                Price Waterhouse & Co. Member
                                of the American Institute of
                                Certified Public Accountants
                                since 1953.

36 o AllianceBernstein Global Small Cap Fund


Management of the Fund

                                                                   PORTFOLIOS
                                                                     IN FUND              OTHER
  NAME, ADDRESS,                      PRINCIPAL                     COMPLEX           DIRECTORSHIPS
 AGE OF DIRECTOR                     OCCUPATION(S)                 OVERSEEN BY           HELD BY
(YEARS OF SERVICE*)               DURING PAST 5 YEARS               DIRECTOR             DIRECTOR
---------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #+, 62          Consultant. Formerly President           98                None
P.O. Box 12                     of Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002,
(10)                            a Senior Advisor from June 1999-
                                June 2000 and President of
                                Historic Hudson Valley (historic
                                preservation) from December 1989-
                                May 1999. Previously, Director of
                                the National Academy of Design
                                and during 1988-1992, Director and
                                Chairman of the Audit Committee
                                of ACMC.

Clifford L. Michel, #+, 64      Senior Counsel to the law firm of        97                Placer Dome,
15 St. Bernard's Road           Cahill Gordon & Reindel since                                  Inc.
Gladstone, NJ 07934             February 2001 and a partner of
(21)                            that firm for more than twenty-five
                                years prior thereto. President and
                                Chief Executive Officer of
                                Wenonah Development Company
                               (investments) and a Director of
                               Placer Dome, Inc. (mining).

Donald J. Robinson,             Senior Counsel to the law firm of        96                None
#+, 69                          Orrick, Herrington & Sutcliffe LLP
98 Hell's Peak Road             since prior to 1999. Formerly a
Weston, VT 05161                senior partner and a member of
(6)                             the Executive Committee of that
                                firm. He was also a member and
                                Chairman of the Municipal
                                Securities Rulemaking Board and
                                a Trustee of the Museum of the
                                City of New York.


*   There is no stated term of office for the Fund's directors.

**   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment adviser.

#    Member of the Audit Committee.

+    Member of the Nominating Committee.


AllianceBernstein Global Small Cap Fund o 37


Officer Information

Certain information concerning the Fund's Officers is listed below.

    NAME,                                   POSITION(S)                   PRINCIPAL OCCUPATION
ADDRESS* AND AGE                          HELD WITH FUND                  DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                         President              See biography above.

Bruce K. Aronow, 38                       Vice President         Senior Vice President of ACMC, with
                                                                 which he has been associated since
                                                                 1999.

Edward D. Baker, III, 53                  Vice President         Senior Vice President and Chief
                                                                 Investment Officer-Emerging Markets of
                                                                 ACMC, with which he has been
                                                                 associated since prior to 1999.

Thomas J. Bardong, 59                     Vice President         Senior Vice President of ACMC, with
                                                                 which he has been associated since
                                                                 prior to 1999.

Michael Levy, 34                          Vice President         Assistant Vice President of ACMC, with
                                                                 which he has been associated since
                                                                 prior to 1999.

Mark R. Manley, 41                        Secretary              Senior Vice President and Chief
                                                                 Compliance Officer of ACMC, with
                                                                 which he has been associated since
                                                                 prior to 1999.

Mark D. Gersten, 53                       Treasurer and Chief    Senior Vice President of AGISand Vice
                                          Financial Officer      President of ABIRM, with which he has
                                                                 been associated since prior to 1999.

Vincent S. Noto, 39                       Controller             Vice President of AGIS, with which he
                                                                 has been associated since prior to
                                                                 1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


38 o AllianceBernstein Global Small Cap Fund


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment FundGlobal Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
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We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.


*  Formerly Growth Investors Fund.

** Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


AllianceBernstein Global Small Cap Fund o 39


NOTES


40 o AllianceBernstein Global Small Cap Fund


ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

GSCAR0704

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).


(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.


(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.


                                                             All Fees for
                                                           Non-Audit Services
                                                            Provided to the
                                                            Portfolio, the
                                                               Adviser
                      Audit-Related                          and Service
        Audit Fees        Fees             Tax Fees          Affiliates
-------------------------------------------------------------------------------
 2003:   $46,125         $ 9,350           $14,620            $711,385
 2004:   $47,000         $10,795           $16,055            $864,451


 Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for the entire period ended 2003 and 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for the entire period ended 2003 and 2004 were as follows:

                        Non-Audit Services Pre-Approved
                             by the Audit Committee
                       ---------------------------------
                        Audit
                       Related       Tax
                         Fees        Fees         Total
                       --------    ---------    ---------
          2003         $293,250     $14,620      $307,870
          2004         $257,540     $16,055      $273,595

 The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:


Exhibit No.               DESCRIPTION OF EXHIBIT

11 (a) (1)                Code of ethics that is subject to the disclosure
                          of Item 2 hereof


11 (b) (1)                Certification of Principal Executive Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002


11 (b) (2)                Certification of Principal Financial Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002


11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant): AllianceBernstein Global Small Cap Fund, Inc.


By:    /s/ Marc O. Mayer
           ----------------
           Marc O. Mayer
           President

Date: September 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
           ----------------
           Marc O. Mayer
           President

Date:  September 29, 2004

By:    /s/ Mark D. Gersten
           ----------------
           Mark D. Gersten
           Treasurer and Chief Financial Officer

Date: September 29, 2004